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                                                                   EXHIBIT 10.02

                     AMBAC INC. 1991 STOCK INCENTIVE PLAN
                      AS AMENDED THROUGH JANUARY 29, 1997


1.  DEFINITIONS

    (a) "Agreement" means an agreement between the Company and a Participant setting forth the terms and conditions of an Award.

    (b) "Award" means a stock option (including an incentive stock option under Section 422 of the Code), stock appreciation right, performance unit award, restricted stock award or other stock or stock-based award, or any combination of them, as described in and granted under the Plan.

    (c)  "Board" means the Board of Directors of the Company.

    (d)  "Change in Control" means

              (i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the Common Stock then outstanding, but shall not include any such acquisition by:

              (A) the Company;

              (B) any Subsidiary of the Company;

              (C) any employee benefit plan of the Company or of any Subsidiary of the Company;

              (D) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan;

              (E) any Person who as of January 31, 1996 was the beneficial owner of 15% or more of the shares of Common Stock outstanding on such date unless and until such Person, together with all affiliates and associates of such Person, becomes the beneficial owner of 25% or more of the shares of Common Stock then outstanding whereupon a Change in Control shall be deemed to have occurred; or

              (F) any Person who becomes the Beneficial Owner of 20% or more, or, with respect to a Person described in clause (E) above, 25% or more, of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company unless and until such Person, after becoming aware that such

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         Person has become the beneficial owner of 20% or more, or 25% or more, as the case may be, of the then outstanding shares of Common Stock, acquires beneficial ownership of additional shares of Common Stock representing 1% or more of the shares of Common Stock then outstanding, whereupon a Change in Control shall be deemed to have occurred; or

              (ii) individuals who, as of January 29, 1997, constitute the Board, and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board), cease for any reason to constitute at least a majority of such Board.

    (e) "Code" means the Internal Revenue Code of 1986, as amended.

    (f) "Committee" means the committee referred to in Section 3(a) of the Plan.

    (g) "Common Stock" means the Common Stock of the Company, par value $.01 per share, or such other class or kind of share or other securities as may be applicable under Section 12.

    (h) "Company" means AMBAC Inc., a Delaware corporation, or any successor to substantially all its business.

    (i) "Employee" means an officer or other employee of the Company or a Related Company.

    (j) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

    (k) "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder.

    (l) "Fair Market Value" means the average of the highest and the lowest quoted selling price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, on such automated quotation system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of
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the highest and the lowest quoted selling prices as reported on said composite tape or automated quotation system for the most recent day during which a sale occurred).

    (m) "Incentive Stock Option" means a stock option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

    (n) "Participant" means an Employee who has been granted an Award under the Plan.

    (o) "Person" means any individual, firm, corporation, partnership or other entity.

    (p) "Plan" means the 1991 Stock Incentive Plan of the Company as described herein.

    (q) "Related Company" means any corporation or other entity in which the Company has or obtains a proprietary interest by reason of stock ownership or otherwise.

    (r) "Subsidiary" means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

2.  PURPOSE

    The Plan is intended to provide an incentive to selected Employees of the Company and of its Related Companies to remain in the employ of the Company and its Related Companies and to increase their interest in the success of the Company by providing them with opportunities to increase their proprietary interest in the Company and to receive compensation based upon the Company's success.

3.  ADMINISTRATION

    (a) A committee (the "COMMITTEE") appointed by the Board shall be responsible for administering the Plan. The Committee shall be comprised of two or more members of the Board who qualify as "disinterested persons" as contemplated by Rule 16b-3 promulgated under the Exchange Act, or any successor provision thereto.

    (b) The Committee shall have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements under the Plan and to make determinations pursuant to any Plan provision or agreement.
Each interpretation, determination or other action made or taken
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by the Committee pursuant to the Plan shall be final and binding on all persons.
No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's Certificate of Incorporation as it may be amended from time to time.

    (c) The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, except that the Committee may not delegate (i) its authority with regard to Awards (including decisions concerning the timing, pricing and amount of Awards) granted to Employees who are officers or directors for purposes of Section 16(b) of the Exchange Act or (ii) its authority pursuant to Section 10 to amend the Plan.

4.  ELIGIBILITY

    Awards may be granted only to Employees. The Committee shall have the authority to select the Participants to whom Awards may be granted and to determine the number and form of Awards to be granted to each Participant.

5.  STOCK SUBJECT TO THE PROVISIONS OF THE PLAN

    (a) Subject to adjustment in accordance with the provisions of Section 12, and subject to Sections 5(c) and 5(d) below, the total number of shares of Common Stock available for Awards under the Plan shall be:

         (i)    1,500,000, plus

         (ii) for each calendar year, starting with 1993, during any part of which the Plan is in effect, a number of shares (hereinafter referred to as the "Annual Limit" for such year) equal to 1.3% of the total number of shares of Common Stock outstanding on a fully diluted basis as of the immediately preceding December 31, provided, however, that at no time may any Award be made that would cause the cumulative number of shares of Common Stock subject to Award made under the Plan since its inception to exceed 10% of the number of shares of Common Stock outstanding on a fully diluted basis as of the last day of the most recently completed fiscal quarter of the Company. Any unused portion of the Annual Limit for any calendar year shall be carried forward and shall be available for Awards in future years. Any shares issued under the Plan may consist, in whole or in part, of authorized but unissued Common Stock or of treasury stock.

    (b) For purposes of computing the number of shares Common Stock remaining available for Awards at any time, there shall be debited against the total number of shares determined to be available pursuant to Section 5(a) and 5(c)
(i) the number of shares of Common
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Stock issuable upon exercise of stock options granted pursuant to Section 6,
(ii) the number of shares of restricted stock awarded pursuant to Section 6 and
(iii) the maximum number of shares of Common Stock that may be issued under performance unit Awards or other stock or stock-based Awards granted pursuant to
Section 6. In the case of a stock option granted in tandem with a stock appreciation right, the exercise of the option or stock appreciation right will reduce proportionately the number of shares subject to the tandem stock appreciation right or option, as the case may be. Any shares ceasing to be subject to the tandem option or right because of such reduction shall not be available for future Awards granted under the Plan.

    (c) Any shares represented by Awards which are forfeited, terminated, paid in cash or expire unexercised, any shares which have been exchanged by a Participant or withheld by the Company as full or partial payment to the Company in connection with any Award (including in connection with the payment of any taxes related to such Award), and the excess amount of variable Awards which become fixed at less than their maximum limitations (including as such any Awards denominated in a specified number of shares of Common Stock that are settled by issuance of a lesser number of shares), shall again be available for grants and issuance under the Plan, provided, however, that the Committee may limit the application of this Section 5(c) in any manner that it considers necessary or appropriate to ensure that the Plan complies with the requirements of Rule 16b-3 under the Exchange Act or any successor provision.

    (d) At no time may any Award be made that would cause the cumulative number of shares of Common Stock (and of units denominated in Common Stock) granted to Participants under the Plan for no consideration other than the provision of services, or sold for consideration in cash, other property or a combination of cash and other property the aggregate value of which (as determined by the Committee) is less than the Fair Market Value of such shares, since the inception of the Plan to exceed 4% of the total number of shares of Common Stock outstanding on a fully diluted basis as of the last day of the most recently completed fiscal quarter of the Company, provided, however, that any such shares or units that are granted in lieu of cash compensation that otherwise would be paid to a Participant, or that are granted in satisfaction of any other obligation owed by the Company or a Related Company (including without limitation obligations under the former AMBAC Indemnity Corporation Long-Term Incentive Plan) to a Participant (other than an obligation to a newly hired employee), shall not be counted against such limitation.
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6.  AWARDS UNDER THE PLAN

    (a)  Restricted Stock

         (i) General. Subject to Section 5(d), shares of Common Stock may be granted to a Participant for no consideration other than the provision of services or may be offered for sale to a Participant at a purchase price determined by the Committee. Such shares of Common Stock shall be subject to such restrictions on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the Agreement relating to such stock. (Shares subject to such restrictions are referred to herein as "Restricted Shares.") If shares of Common Stock are offered for sale under the Plan, the purchase price shall be payable in cash, or, in the sole discretion of the Committee and to the extent provided in any applicable Agreement, in shares of Common Stock already owned by the Participant, for other consideration acceptable to the Committee or in any combination of cash, shares of Common Stock or such other consideration.

         (ii) Share Certificates; Rights and Privileges. At the time Restricted Shares are granted or sold to a Participant, share certificates representing the appropriate number of Restricted Shares shall be registered in the name of the Participant but shall be held by the Company in custody for the account of such person. The certificates shall bear a legend restricting their transferability as provided herein. Except for such restrictions on transfer or other incidents of ownership as may be determined by the Committee and set forth in the Agreement relating to an award or sale of Restricted Shares, a Participant shall have the rights of a stockholder as to such Restricted Shares, including the right to receive dividends and the right to vote in accordance with the Company's Restated Certificate of Incorporation.

         (iii) Distributions. Any shares of Common Stock or other securities of the Company received by a Participant to whom Restricted Shares have been granted or sold as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Restricted Shares.
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    (b)  Stock Options

         (i) General. A stock option shall entitle the Participant to whom the option is granted to purchase a specified number of shares of Common Stock during a specified time at an exercise price that is fixed at the time of grant or for which the method of determining the exercise price is specified at the time of grant, all as the Committee may determine. With respect to any stock option granted on or after March 3, 1993, the per share exercise price of any stock options whose price is fixed at the time of grant shall not be less than the Fair Market Value of a share of Common Stock as of the date of grant, and the per share exercise price of any stock option whose price is not fixed at the time of grant but for which the method of determining the exercise price is specified at the time of grant shall be not less than the Fair Market Value of a share of Common Stock as of the date on which such exercise price is so determined. Payment of the exercise price shall be made in cash, or, to the extent provided in the Agreement relating to the option, in shares of Common Stock (including shares already owned by the Participant or to be issued to the Participant upon exercise of the option) or in any combination of cash and shares of Common Stock. The Agreement relating to a stock option shall set forth the applicable vesting schedule. A stock option shall be effective for such term as shall be determined by the Committee and set forth in the Agreement relating to such option.

         (ii) Incentive Stock Options. Each stock option granted pursuant to the Plan shall be designated at the time of grant as either an Incentive Stock Option (or shall otherwise be designated as an option entitled to favorable treatment under the Code) or as a "nonqualified stock option." The aggregate fair market value (within the meaning of the Code and determined at the time of grant of the Award) of the stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during a calendar year shall not exceed $100,000, or such other limit as may from time to time be established under the Code. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof.

    (c)  Stock Appreciation Rights

         (i) General. A stock appreciation right shall entitle a Participant to receive, upon exercise, (x) an amount in cash equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the stock appreciation right is exercised, over the Fair Market Value of such number of shares on the
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    date of grant (or, in the case of a stock appreciation right granted in tandem with a stock option, the aggregate exercise price which the Participant would otherwise have been required to pay under the terms of the stock option in order to purchase such shares), or (y) a number of shares of Common Stock having an aggregate Fair Market Value, as of the date of exercise, equal to the amount determined as in the preceding clause (x), or
    (z) a combination of cash and shares having an aggregate value equal to the amount determined as in the preceding clause (x).

         (ii) Exercisability. The Committee shall determine whether payments in respect of a stock appreciation right shall be in cash, shares of Common Stock or a combination thereof. A stock appreciation right shall be exercisable at the time or times established by the Committee at the time of grant. If a stock appreciation right is granted in tandem with a stock option, the stock appreciation right shall not be exercisable prior to or later than the time the related stock option could be exercised.

    (d) Performance Units. Performance units may be granted as fixed or variable share-or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the Agreement relating to such performance units. Performance units may be paid in Common Stock, cash or a combination of Common Stock and cash, as the Committee may determine.

    (e) Other Stock or Stock-Based Awards. An Award other than as described in subsections (a) through (d) above may be granted pursuant to which Common Stock is or in the future may be acquired, or which is valued or determined in whole or part by reference to, or otherwise based upon, Common Stock.

    (f) General Terms. The following terms and conditions shall be applicable to Awards:

         (i) Dividend Equivalents. The Committee may provide Participants with the right to receive payments equivalent to dividends or interest with respect to an outstanding Award, which payments can either be paid currently or deemed to have been reinvested in shares of Common Stock. Payment of such amounts can be made in Common Stock, cash or a combination of Common Stock and cash, as the Committee shall determine.

         (ii) Transfers. Unless the Committee determines otherwise, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "PERMITTED TRANSFEREES"). Any Award transferred to a Permitted Transferee
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    shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. The Committee may in its discretion permit transfers of Awards other than those contemplated by this Section.

         (iii) Award Exercisable Only by Participant and Permitted Transferees. During the lifetime of a Participant, a stock option, stock appreciation right or other Award providing for exercise shall be exercisable only by the Participant or by a Permitted Transferee to whom such stock option, stock appreciation right or other Award has been transferred in accordance with
    Section 6(f)(ii). The grant of an Award shall impose no obligation on a Participant to exercise the Award.

         (iv) Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 12.

         (v) Limitation on Exercise. An Award may not be exercised, and no shares of Common Stock may be issued in connection with an Award, unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state "blue sky" laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws is available.

         (vi) Single or Tandem Grants. Any Award described in subsections (a) through (e) above may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards may be made in combination with, in replacement of or as alternatives to grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity.

7.  AGREEMENTS

    The terms and conditions of each Award shall be embodied in an Agreement in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.
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8.  TERMINATION OF EMPLOYMENT

    The Agreement relating to an Award will set forth provisions governing the disposition of an Award in the event of the retirement, disability, death or other termination of a Participant's employment.

9.  TAX WITHHOLDING

    The Company or a subsidiary thereof, as appropriate, may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company or a subsidiary thereof, as appropriate, shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any Federal, state or local taxes required to be withheld with respect to such payments. In addition, the Company may permit any individual to whom an Award has been made to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual upon settlement or exercise of such Award, pursuant to such rules as the Committee may establish from time to time.

10. AMENDMENTS

    The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided, however, that any amendment which under the requirements of applicable law must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law, and provided, further, that any amendment that must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act, or any successor provision, shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award.

11. APPLICATION OF FUNDS

    The proceeds received by the Company from the sale of Common Stock or other securities pursuant to Awards will be used for general corporate purposes.
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12. ADJUSTMENT OF AND CHANGES IN SHARES

    In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution of property, special cash dividend, or other change in corporate structure affecting the shares, the Committee shall make such adjustments, if any, as it deems appropriate in the number and class of shares subject to, and the exercise price of, outstanding options granted under the Plan, and in the value of, or number or class of shares subject to, other Awards granted or available to be granted under the Plan. The foregoing adjustments shall be determined by the Committee in its sole discretion.

13. NO RIGHT TO EMPLOYMENT

    No person shall have any claim or right to receive grants of Awards under the Plan. Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any employee any right to be retained in the employ of the Company or any subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any subsidiary or other affiliate thereof to terminate the employment of such employee at any time.

14. CHANGE IN CONTROL

    In order to maintain the Participants' rights in the event of a Change in Control, the Committee, in its sole discretion, may, either at the time an Award is made hereunder or at any time prior to, or coincident with or after the time of a Change in Control:

         (i) provide for the acceleration of any time periods relating to the exercise or realization of such Awards so that such Awards may be exercised or realized in full on or before a date fixed by the Committee;

         (ii) provide for the purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise or realization of such rights had such Awards been currently exercisable or payable;

         (iii) make such adjustments to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; or

         (iv) cause the Awards then outstanding to be assumed, or new rights substituted therefor, by the surviving corporation in such Change in Control.
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                                       12

    The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company in the event of a Change in Control, except that in no event may the Committee take actions that would cause the Plan to lose qualification under Rule 16b-3 under the Exchange Act, or take actions that will enable any Participant to incur liability under Section 16(b) of the Exchange Act.

15. GOVERNING LAW

    The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the state of Delaware.

16. EFFECTIVE DATE

    The effective date of this Plan shall be the date of the consummation of the "Equity Offerings", as such term is defined in the Company's Registration Statement No. 33-40306 on Form S-1.

17. TERM OF THE PLAN

    Unless earlier terminated pursuant to Section 10, the Plan shall terminate on the tenth anniversary of the effective date provided for in Section 16, except with respect to Awards then outstanding.

18. NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES

    The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
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19. EXCHANGE ACT

    Notwithstanding anything contained in the Plan or any agreement under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a Change in Control, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.